AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

3rd Quarter 2019

Chang Suh, CFA, CEO/Co- Chief Portfolio Manager

Michael Cook, CFA, FRM, Co- Chief Portfolio Manager

AFL-CIO Housing Investment Trust

October 22, 2019

Summary

●	For the first nine months of 2019, the AFL-CIO Housing Investment Trust (HIT or Trust) continued to provide competitive risk-adjusted returns relative to its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate) and delivered an 8.51% total return. On a credit-adjusted basis, the portfolio’s return exceeded the AAA component of the Barclays Aggregate by 165 basis points (bps) on a gross basis, 138 net, for the same period.

●	For the quarter ended September 30, 2019, the HIT returned 2.17% on a gross basis and 2.10% on a net basis, compared to 2.27% for the benchmark, underperforming by 10 and 17 bps, respectively. Relative to the AAA component, the HIT outperformed for the quarter by 20 bps on a gross basis, and 13 bps on a net of fee basis.

●	Interest rates continued their decline over the quarter with 10-year and 30-year US Treasury yields closing near all-time historic lows. Investors were focused on central banks easing monetary policy for the first time since the financial crisis to fight off slowing global economic data with declining inflation expectations. The yield curve slope finished the quarter in flat-to-negative territory, signaling further risks to the growth outlook.

●	During the quarter, the HIT committed $62.3 million to finance three construction-related projects. Two of these commitments were for direct construction loans as the Trust utilized its expanded investment authorities which are designed to provide enhanced value to investors while increasing its volume of impact investments. Combined, these investments are expected to contribute positively to the portfolio while building 372 housing units, of which 353 will be affordable or workforce housing units.

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended September 30, 2019 was 10.35%, 2.75%, 3.24% and 3.62%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Third Quarter Performance

We believe that the HIT strategy has been consistent and successful due to overweighting agency multifamily MBS and having no corporate bond exposure. HIT’s efforts to deliver on enhancing value to our investors through cost efficiencies and new investment authorities began to take shape in the quarter. We believe that these changes could have the effect of enhancing portfolio performance while investing in more impact deals. HIT’s objective is to preserve the portfolio’s solid fundamental value of superior credit quality, better yield, and maintenance of similar interest rate risk compared to the Barclays Aggregate.

For the third quarter of 2019, HIT’s gross and net returns were 2.17% and 2.10%, respectively, compared to 2.27% for the benchmark. Over longer-term periods, we believe the HIT’s value is evident with gross returns beating the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods by 46, 23, 28, and 30 bps, respectively. On a net of fees basis, the HIT also outperformed for the 1-year period, but underperformed for the 3-, 5-, and 10-year periods.

We believe that the value and performance of the HIT’s strategy over the long run becomes more evident when adjusting for the credit quality of the HIT compared to the Barclays Aggregate. The portfolio’s relative return exceeded the AAA component of the Barclays Aggregate by 20 bps on a gross basis for the third quarter and by 165 bps year-to-date.

 The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Positive contributions to HIT’s 3rd quarter relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	The portfolio’s overweight to spread-based assets as swap spreads tightened across all maturities. Two-, 5-, 7-, and 10-year spreads decreased by 4, 4, 7, and 6 bps, respectively. At the end of September, 94.6% of the HIT’s portfolio was invested in spread based assets (5.4% in cash/cash equivalents and Treasuries) compared to 60.2% spread assets in the Barclays Aggregate (39.8% in Treasuries).

●	Performance of Ginnie Mae REMICs in the HIT portfolio. Spreads to Treasuries tightened by 19 bps during the quarter for these securities, which represented 14.5% of HIT’s portfolio at quarter end and are not represented in the Barclays Aggregate.

Negative impacts to HIT’s 3rd quarter relative performance included:

●	Performance by agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries widened. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates widened to Treasuries by 3.5 and 3.7 bps, respectively. Fannie Mae DUS security spreads widened on longer maturity structures, with the benchmark 10/9.5s widening by 2.7 bps. The HIT had a combined 17.3% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 24.7% in fixed-rate single-asset DUS securities of various structures at the end of September, while there were no such securities in the Barclays Aggregate.

●	The portfolio’s slightly short relative duration as Treasury rates fell across the yield curve. Two-, 5-, 7-, 10- and 30-year rates declined by 13, 22, 26, 34 and 42 bps, respectively.

●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the second lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 3, 11, -7 and 22 bps, respectively. Approximately 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to 72% for the Barclays Aggregate at the end of September.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

September 30, 2019

	HIT	Barclays Agg.	AAA Comp.		HIT	Barclays Agg.	AAA Comp.
Credit Profile				Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	94.8%	72.0%	100%	Effective Duration	5.50	5.85	5.02
A & Below	0.5%	24.6%	0%	Convexity	0.10	0.10	-0.03
Yield				Call Risk
Current Yield	3.15%	3.01%	2.74%	Call Protected	81%	73%	63%
Yield to Worst	2.50%	2.28%	2.01%	Not Call Protected	19%	27%	37%

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Market Environment: Growth Risks Weigh on Interest Rates

Capital market volatility characterized the third quarter, with elevated risks in the outcomes of both domestic and foreign geopolitics weighing on investor and business sentiment, as well as, economic output. Global economic data showed continued signs of a slowdown led by a manufacturing downturn, rising trade barriers and concerns over Brexit. The International Monetary Fund downgraded its forecast for global GDP yet again to 3.0% for 2019, the lowest level since the financial crisis. And China’s GDP dropped to its lowest level since 1992. The US level of economic activity is also beginning to lose momentum. Forecasters predict the US GDP will decline from 3.1% in 2018 to near 2.0% in 2019.

Global central banks acted on the rising risks to growth outlook. The Federal Reserve cut interest rates for the first time since the financial crisis; the European Central Bank was more aggressive, announcing rate cuts and asset purchases with no expiration date; many central banks in countries dependent on exports to Asia and Europe also provided stimulus as they observe subdued levels of growth. These actions supported risk markets while driving risk-free yields to new lows. The divergence between Treasuries and equity and risk market prices continue to widen. The effects of negative yielding global debt and monetary policy stimulus has kept spreads in credit markets from widening even as corporations continue to borrow and increase leverage on their balance sheet.

Treasury Rates

With central bank monetary policy easing into a slowing global economy, the yield curve continued to hit new lows. The Federal Reserve conducted this decade’s first rate cut cycle with two 25 basis point cuts. Briefly in August, the 30-year US Treasury touched 1.90% for the first time ever. Recession fears across the world drove yields across the curve below the Fed Funds rate, inverting the yield curve. During the quarter, the 2-, 5-, 10-, and 30-year yields fell by 13, 22, 34, and 42 bps, respectively.

Source: Bloomberg

The Federal Reserve currently has a 1.75% to 2.00% target range on Fed Funds with a bias to cut overnight rates once more before year-end. Domestic economic data is showing signs of strain as manufacturing and service sector growth slows, hiring rates decelerate, and business investment declines. As such, capital markets along with economists and analysts are also anticipating additional monetary policy accommodation. The Federal Reserve ended its balance sheet reduction two months early in July and will maintain a larger balance sheet of Treasury securities than before the financial crisis. Moreover, they appear poised to expand their purchases of treasury bills to ease pressures in short term funding markets as banks reduce the amount of excess reserves in the system. The weakness of the world economy pushed global sovereign debt to negative yields in the amount of $14 trillion and has provided support for Treasuries. Treasuries’ positive yields are attractive relative to negative rates in major economies in Asia and Europe. And this dynamic is likely to continue over the near term.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Source: Bloomberg

Spreads

With interest rates pushing lower, investors across fixed income markets continued to reach for yield and returns despite the growing risk of a recession. Risk appetite was supported by the Federal Reserve and a perception of easing tariff risks as trade tensions continue. This was evidenced by credit spreads to Treasuries closing the quarter unchanged after a volatile August and equity prices in major indexes gaining 1%.

Source: BarclaysLive

Investor demand for multifamily securities was robust due to the attractive prepayment protection and risk-adjusted, stable income these offered. With the large move lower in yields, money managers and depository banks increased purchases of agency multifamily securities due to their single-family MBS investments’ contracting durations and wider spreads that do not offer prepayment protection. This helped offset the increased amount of GSE multifamily supply driven by borrowers wanting to lock in low intertest rates. The technical dynamics within multifamily markets drove spreads only marginally wider to Treasuries for the quarter, but are tighter for the year. Historical spreads for generic “benchmark” multifamily MBS are shown below.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Source: HIT and Securities Dealers

Market Outlook

Risks to the economic expansion are mounting. The world economy is losing growth momentum with some major economies in Europe reporting GDP figures barely above 0% on a seasonal-adjusted annualized basis. Within Asian economies, China’s economic output reported the slowest growth rate since the early 1990’s and forecasts for Japan’s third quarter GDP have slipped to contraction. The consumer continues to carry the US economy forward given the low unemployment rate, but areas of manufacturing, business and consumer sentiment, and corporate spending and investment are beginning to weaken. Inflation and inflation expectations in capital markets will remain contained as global disinflation pressures will weigh on the Federal Reserve’s target forecast of 2%. The market and economists are pricing in more monetary policy accommodation continuing to be supportive of interest rates. And with the near-term path of interest rates highly sensitive to both domestic and geopolitical risks related to trade tensions and Brexit, structural issues that challenge future policy and growth will continue to remain.

Based on the current environment, we believe the HIT is well-positioned to weather heightened future volatility and global growth slowdown given HIT’s lack of corporate credit and overweight to government/agency/AAA credit. Both Morgan Stanley and the IMF have issued reports warning of potential future stress within the investment grade corporate bond sector. In our opinion, with over 50% of investment-grade corporate bonds now BBB-rated (as a percentage of investment grade corporates in the Barclays Aggregate) and earnings growth declining, risks to the sector in an economic downturn are significant. It remains prudent, in our opinion, for investors to be diversified away from corporate bond risk. The HIT provides diversification by specializing in agency multifamily securities with a superior credit profile without giving up income due to its portfolio’s yield advantage. We believe agency multifamily spreads in FHA products, specifically construction-related debt securities, continue to offer attractive value relative to Treasuries and other credit-equivalent sectors, and remain a prudent opportunity to add yield and spread without taking any appreciable credit risk.

The HIT will continue to endeavor to execute and build on its long-standing strategy while seeking ways to help deliver more value to its participants. The HIT Board of Trustees approved the expansion of HIT’s investment authorities by modifying HIT’s already-existing bridge lending authority to finance projects that utilize Low Income Tax Credits. The modifications should give the HIT increased flexibility to make investments and are intended to help generate additional yield for the portfolio without materially altering the HIT’s risk or credit profile. Our objective is to increase the pipeline of investments that could allow the HIT to increase its relative yield target while creating additional union construction jobs and affordable housing.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.40%	0	6.60
Agencies	2.17%	56	4.50
Single family agency MBS (RMBS)	1.37%	6	2.73
Corporates	3.05%	4	7.83
Commercial MBS (CMBS)	1.89%	18	5.27
Asset-backed securities (ABS)	0.92%	21	2.23
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/19	9/30/19	Change
3 Month	2.087%	1.807%	-0.280%
6 Month	2.090%	1.813%	-0.277%
1 Year	1.925%	1.745%	-0.181%
2 Year	1.755%	1.622%	-0.133%
3 Year	1.706%	1.560%	-0.147%
5 Year	1.766%	1.544%	-0.222%
7 Year	1.875%	1.613%	-0.262%
10 Year	2.005%	1.665%	-0.341%
30 Year	2.529%	2.111%	-0.419%
Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2019

Net Assets	$6,579,277,901
Portfolio Effective Duration	5.496 years
Portfolio Average Coupon	3.29%
Portfolio Current Yield[1]	3.15%
Portfolio Yield to Worst[1]	2.50%
Convexity	0.102
Maturity	10.138 years
Average Price	105.01
Number of Holdings	944

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	74.75%
Agency Single-Family MBS	18.03%
U.S. Treasury	4.50%
AAA Private-Label CMBS	1.79%
Cash & Short-Term Securities	0.93%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	18.03%
CMBS – Agency Multifamily*	69.71%
U.S. Treasury Notes/Bonds	4.50%
State Housing Permanent Bonds	5.41%
State Housing Construction Bonds	0.96%
Direct Construction Loan	0.46%
Cash & Short-Term Securities	0.93%
* Includes multifamily MBS (57.73%), multifamily Construction MBS (10.19%), and AAA Private-Label CMBS (1.79%).

Geographical Distribution of Long-Term Portfolio:3

West	8.14%
Midwest	18.56%
South	16.89%
East	14.91%
National Mortgage Pools	41.50%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST	2019 Q3 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	0.93%	5-5.99 years	7.31%
0-0.99 years	14.01%	6-6.99 years	16.37%
1-1.99 years	6.13%	7-7.99 years	11.18%
2-2.99 years	7.89%	8-8.99 years	8.90%
3-3.99 years	7.98%	9-9.99 years	2.77%
4-4.99 years	10.54%	Over 10 years	6.01%

Maturity Distribution (based on average life):

0 – 1 year	2.51%
1 – 2.99 years	6.68%
3 – 4.99 years	14.63%
5 – 6.99 years	30.59%
7 – 9.99 years	33.86%
10 – 19.99 years	8.89%
Greater than 20 years	2.83%

Quality Distribution: 4

U.S. Government or Agency	91.57%
AAA	2.30%
AA	4.74%
A	0.00%
Not Rated	0.46%
Cash	0.93%

Bond Sector Distribution: 4,5

MBS	95.45%
Treasury	4.55%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

4 Based on total investments and including unfunded commitments.

5 Excludes cash and short-term equivalents.